EXHIBIT 10.9



                              Confirmation to the

                         1992 ISDA Master(R) Agreement

                          Dated as of 15 December 2005

Attention:        The Directors

To:               Arran Funding Limited ("PARTY B")

From:             The Royal Bank of Scotland plc ("PARTY A")

Re:               [  ] Series 2005 Class [  ] Notes (the "NOTES")

                  Ref: [    ]

Date:             15 December 2005

Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "TRANSACTION"). This communication constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms defined in (i) the prospectus dated 10 November 2005 in respect of Party B's $7,500,000,000 Medium Term Note Programme (ii) the Final Terms dated 8 December 2005 in respect of the Notes and (iii) the Arran Funding Note Trust Deed Supplement dated 15 December 2005 in respect of the Series 2005-[ ] Notes will have the same meaning where used herein.

This Confirmation incorporates the ISDA Master Agreement and the Schedule thereto, dated as of 15 December 2005 and the Credit Support Annex to that Schedule dated 15 December 2005, each as amended and supplemented from time to time (the "MASTER AGREEMENT"), between Arran Funding Limited and us. The Master Agreement together with this Confirmation shall constitute a single agreement between Arran Funding Limited and us in respect of this Transaction (the "AGREEMENT"). This Transaction is entered into on the basis that, pursuant to
Part 5(m) of the Schedule, the Master Agreement is incorporated by reference into this Confirmation so that the Master Agreement and this Confirmation shall form a single agreement with respect to this Transaction only and no other Transaction (other than the Transaction evidenced by the Credit Support Annex) shall form part of such single agreement. All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

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


1.

        Party A:                                     The Royal Bank of Scotland plc

        Party B:                                     Arran Funding Limited

        Calculation Agent:                           Party A

        Trade Date:                                  15 December 2005

        Effective Date:                              15 December 2005

        Termination Date:                            The  scheduled   redemption   date  of  the  Notes,
                                                     subject to  adjustment  as  provided  herein and in
                                                     accordance   with  the   Following   Business   Day
                                                     Convention.

        Business Days:                               A TARGET Settlement Date and a day on which
                                                     commercial banks and foreign exchange markets
                                                     settle payments generally in London, England,
                                                     Jersey, Channel Islands, Edinburgh, Scotland and
                                                     New York, New York.

        INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS

        Party A Initial Exchange Amount:             [    ]

        Party A Initial Exchange Date:               Effective Date

        Party A Final Exchange Amount:               Party A Currency Amount on the Termination Date

        Party A Final Exchange Date                  Termination Date

        Party B Initial Exchange Amount:             [    ]

        Party B Initial Exchange Date:               Effective Date

        Party B Final Exchange Amount:               Party B Currency Amount on the Termination Date

        Party B Final Exchange Date:                 Termination Date

        Fixed Exchange Rate                          [    ]

        PARTY A FLOATING RATE AMOUNTS

        Party A Floating Rate Payer:                 Party A

        Party A Currency Amount:                     [    ]  (subject to adjustment following
                                                     the  occurrence  of  an  Amortisation

                                       2


                                                     Event or a Redemption Event as set out herein)

        Party A Floating Rate Payer

        Payment Dates:                               The 15th day of each calendar month from
                                                     and including 15 February 2006 to and including the
                                                     Termination Date, in each case subject to adjustment
                                                     in accordance with the Following Business Day
                                                     Convention.

        Party A Floating Rate Option:                LIBOR as calculated in  accordance  with  Condition
                                                     6(d) of the Notes

        Party A Designated Maturity:                 [    ]

        Spread A:                                    [    ]

        Party A Floating Rate

        Day Count Fraction:                          Actual/360

        Reset Dates:                                 First day of each Calculation Period

        PARTY B FLOATING RATE AMOUNTS

        Party B Floating Rate Payer:                 Party B

        Party B Currency Amount:                     An  amount  in [    ]  equal to the  Party A  Currency
                                                     Amount  (as   adjusted  in   accordance   with  the
                                                     provisions  of this  Confirmation)  converted  into
                                                     [    ] at the Fixed Exchange Rate

        Party B Floating Rate Payer

        Payment Dates:                               The 15th day of each calendar month from
                                                     and including 15 February 2006 to and including the
                                                     Termination Date, in each case subject to adjustment
                                                     in accordance with the Following Business Day
                                                     Convention.

        Party B Floating Rate Option:                [    ]-LIBOR-BBA

        Party B Designated Maturity:                 1 month  provided  that  in  respect  of the  first
                                                     Calculation Period the Party B Designated  Maturity
                                                     shall be 2 months

                                       3



        Spread B:                                    Plus [    ]%

        Party B Floating Rate

        Day Count Fraction:                          Actual/365

        Reset Dates:                                 First day of each Calculation Period


2.      DETAILS OF VARIATION TO AGREEMENT:

2.1     DEFERRAL OF FLOATING RATE AMOUNTS

        (A)   DEFERRAL OF PARTY A FLOATING RATE AMOUNT

        In the event that, in respect of any Party A Floating Rate Payer Payment Date, there is a Deferred Party B Floating Rate Amount (as defined below) on the corresponding Party B Floating Rate Payer Payment Date (as set out in Deferral of Party B Floating Rate Amount below), then the Party A Floating Rate Amount (before taking into account any deferred amounts) for that Party A Floating Rate Payment Date which would, but for this provision, have been due (the "GROSS PARTY A FLOATING RATE AMOUNT") shall be reduced by an amount equal to the proportion thereof which the Deferred Party B Floating Rate Amount (before taking into account any deferred amounts) bears to the Gross Party B Floating Rate Amount (before taking into account any deferred amounts).

        The difference between the Gross Party A Floating Rate Amount and the reduced Party A Floating Rate Amount (that difference being the "DEFERRED PARTY A FLOATING RATE AMOUNT") shall be deferred and shall be payable (together with interest thereon at the Party A Floating Rate Option plus Spread A for the next Calculation Period) on the next Party A Floating Rate Payer Payment Date. The Deferred Party A Floating Rate Amount plus interest shall be treated as part of the Party A Floating Rate Amount for the next Party A Floating Rate Payer Payment Date and shall be paid in the same proportion (if any) as the corresponding Deferred Party B Floating Rate Amount is paid on that next Party A Floating Rate Payer Payment Date and this provision shall apply mutatis mutandis.

(B)     DEFERRAL OF PARTY B FLOATING RATE AMOUNT

        If the Party B Floating Rate Amount (including any deferred amounts) for any Party B Floating Rate Payment Date would otherwise exceed the Class A Monthly Distribution Debt Amount (as defined in the Trust Deed Supplement relating to the Notes) which is available to be applied in payment of that Party B Floating Rate Amount in accordance with the terms and conditions of the Notes, the Party B Floating Rate Amount (including any deferred amounts) shall be reduced to the amount of available Class A Monthly Distribution Debt Amount. The difference between the Party B Floating Rate Amount which would, but for this provision, have been due (the "GROSS PARTY B FLOATING RATE AMOUNT") and the reduced Party B Floating Rate Amount which is payable (that difference being the "DEFERRED PARTY B FLOATING RATE AMOUNT") shall be deferred and shall be payable (together with interest thereon at the
        Party B Floating Rate Option plus [    ]% for the next Calculation
        Period) on the next Party B

        Floating Rate Payer Payment Date. The Deferred Party B Floating Rate Amount plus interest thereon shall be treated as part of the Party B Floating Rate Amount for that next Party B Floating Rate Payer Payment Date and this provision shall apply mutatis mutandis.

2.2     AMORTISATION EVENTS

        In the event that the regulated amortisation period or the rapid amortisation period commences (either such period an "AMORTISATION PERIOD" and the occurrence of such Amortisation Period being an "AMORTISATION EVENT") occurs prior to the scheduled redemption date of the Notes then the following provisions shall apply.

        2.2.1 Party B will, as soon as practicable, notify Party A of the occurrence of such Amortisation Event or procure that Party A is notified of such occurrence and will provide Party A with such information as Party A may require or reasonably request (to the extent that Party B has or is able to obtain such information) in order to determine the likely future amortisation of the Notes;

        2.2.2 The Termination Date shall be extended to the date which is the earlier of (1) the final redemption date and (2) the date on which the Notes issued by Party B are redeemed in full;

        2.2.3 On each Party B Floating Rate Payer Payment Date falling in the Redemption Period,

               (a) The Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by an amount equal to the amount of available redemption funds credited to the Class A Distribution Ledger for distribution on such Party B Floating Rate Payer Payment Date (immediately prior to any distributions being made on that date) (the amount of such reduction, the "PARTY B REDEMPTION Amount"); and

               (b) Party B shall pay to Party A an amount in [ ] equal to the Party B Redemption Amount.

        2.2.4 On each Party A Floating Rate Payer Payment Date falling in the Redemption Period,

               (a) The Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A REDEMPTION AMOUNT") equal to the Party B
                     Redemption Amount converted into [    ] at the Fixed
                     Exchange Rate; and

               (b)   Party A shall pay to Party B an amount in [    ] equal
                     to the Party A Redemption Amount converted into [    ]
                     at the Fixed Exchange Rate.

        For the purposes of the paragraphs 2.2 and 2.3, "REDEMPTION PERIOD" means the period from and including the date on which the relevant Amortisation Period commences to and including the Termination Date.

2.3     REDEMPTION EVENT

        In the event that, as at the scheduled redemption date in respect of the Notes, there have been credited to the Class [ ] Distribution Ledger insufficient funds to redeem the Notes issued by Party B in full (such event, a "REDEMPTION EVENT") and provided that no Amortisation Event has occurred prior to such scheduled redemption date then the following provisions shall apply:

        2.3.1 Party B will, as soon as practicable, notify Party A of the occurrence of a Redemption Event or procure that Party A is notified of such occurrence and will provide Party A with such information as Party A may require or reasonably request (to the extent that Party B has or is able to obtain such information) in order to determine the likely future amortisation of the Notes;

        2.3.2 The Termination Date shall be extended to the date which is the earlier of (1) the final redemption date and (2) the date on which the Notes issued by Party B are redeemed in full;

        2.3.3 On the scheduled redemption date Party B shall pay to Party A an amount equal to the Party B Interim Payment Amount and Party A shall pay to Party B an amount equal to the Party A Interim Payment Amount;

               The "PARTY B INTERIM PAYMENT AMOUNT" shall be an amount in [ ] equal to the amount identified as principal credited to the Class A Distribution Ledger for distribution on the scheduled redemption date (immediately prior to any distributions being made on that date).

               The "PARTY A INTERIM PAYMENT AMOUNT" shall be an amount in [   ]
               equal to the Party B Amortisation Amount converted into
               [    ] at the Fixed Exchange Rate.

        2.3.4 On each Party B Floating Rate Payer Payment Date falling after the scheduled redemption date,

               (a) the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by an amount equal to the amount identified as principal credited to the Class [ ] Distribution Ledger for distribution on such Party B Floating Rate Payer Payment Date (immediately prior to any distributions being made on that date) (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"); and

               (b) Party B shall pay to Party A an amount in [ ] equal to the Party B Amortisation Amount.

        2.3.5 On each Party A Floating Rate Payer Payment Date falling after the scheduled redemption date,

               (a) the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") equal to the Party B
                     Amortisation Amount converted into [    ] at the Fixed
                     Exchange Rate; and

               (b)   Party A shall pay to Party B an amount in [    ] equal
                     to the Party A Amortisation Amount converted into US dollars at the Fixed Exchange Rate.

3.     ACCOUNT DETAILS

       Account for Payments   For:                       Royal Bank of Scotland, London
       to Party A in [ ]:     Account:                   [  ]
                              Sort Code:                 [  ]
                              SWIFT:                     [  ]

       Account for Payments   To:                        JP Morgan Chase Bank, New York
       to Party A in [ ]      Account:                   [  ]
                              SWIFT                      [  ]
                              Beneficiary:               [  ]
                              Account Name:              [  ]

       Account for Payments   For:                       National Westminster Bank, London
       to Party B in [ ]:     SWIFT:                     [  ]
                              Sort Code:                 [  ]
                              Account number:            [  ]
                              Account Name:              [  ]
                              Ref:                       [  ]

       Account for Payments   For:                       The Bank of New York, New York
       to Party B in [ ]:     SWIFT:                     [  ]
                              Account number:            [  ]
                              Account Name:              [  ]
                              Ref:                       [  ]

4.     CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

         Address:             c/o RBS Financial Markets
                              280 Bishopsgate
                              London EC2M 4RB

         Attention:           Swaps Administration
         Fax No.:             +44 20 7085 5050



5.     CONTACTS FOR PARTY B DOCUMENTATION AND OPERATIONS:

        Arran Funding Limited

        Address:              22 Grenville Street
                              St. Helier
                              Jersey  JE4 8PX
                              Channel Islands

        Attention:            The Directors, Arran Funding Limited
        Fax No:               +44 1534 609000
        Fax No:               +44 1534 609333


        The Royal Bank of Scotland International Limited
        Address:              Royal Bank House
                              71 Bath Street
                              St. Helier
                              Jersey JE4 8PJ
        Attention:            Company Secretariat Department (Jacy Huet)
        Fax No:               +44 1534 286 800

6.     GOVERNING LAW:  England and Wales

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


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

The Royal Bank of Scotland plc is authorised and regulated by The Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

                             THE ROYAL BANK OF SCOTLAND PLC

                             By:

                             Title:

                             Confirmed as of the date first written:

                             ARRAN FUNDING LIMITED

                             By:

                             Title:



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